UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: October 31, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

DIVERSIFIED STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2008

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES - 64.5%
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.2%
840,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$382,200
	Visteon Corp., Senior Notes:
284,000	8.250% due 8/1/10	166,140
733,000	12.250% due 12/31/16 (a)	252,885

	Total Auto Components	801,225

Automobiles - 1.6%
700,000	DaimlerChrysler North America Holding Corp., 5.875% due 3/15/11	571,625
	Ford Motor Co.:
	Debentures:
485,000	8.875% due 1/15/22	152,775
875,000	6.625% due 10/1/28	218,750
525,000	8.900% due 1/15/32	175,875
5,590,000	Notes, 7.450% due 7/16/31	1,788,800
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23	256,750
14,080,000	8.375% due 7/15/33	4,646,400

	Total Automobiles	7,810,975

Diversified Consumer Services - 0.2%
	Education Management LLC/Education Management Finance Corp.:
420,000	Senior Notes, 8.750% due 6/1/14	308,700
475,000	Senior Subordinated Notes, 10.250% due 6/1/16	330,125
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	193,550

	Total Diversified Consumer Services	832,375

Hotels, Restaurants & Leisure - 0.6%
750,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (b)	5,625
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	276,250
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	243,375
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	509,525
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	266,175
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	93,525
430,000	Senior Notes, 7.625% due 1/15/17	258,000
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	45,375
75,000	6.875% due 2/15/15	43,875
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	105,900
405,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	236,925
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14 (a)(c)	107,250
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	372,300
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	240,625

	Total Hotels, Restaurants & Leisure	2,804,725

Household Durables - 0.3%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	90,750
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(d)(e)	0
330,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	99,000
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	914,375

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Household Durables - 0.3% (continued)
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	$569,250

	Total Household Durables	1,673,375

Leisure Equipment & Products - 2.8%
18,150,000	Eastman Kodak Co., 7.250% due 11/15/13	13,703,250

Media - 3.6%
	Affinion Group Inc.:
870,000	Senior Notes, 10.125% due 10/15/13	613,350
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	254,100
16,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	10,320
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,925,560
1,309,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	824,670
205,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (e)	118,900
350,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	140,000
760,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a)	621,300
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	122,850
435,000	CMP Susquehanna Corp., 10.125% due 5/15/14	89,175
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	2,621,584
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	136,892
	Comcast Corp.:
	Notes:
1,580,000	6.500% due 1/15/15	1,425,885
20,000	5.875% due 2/15/18	16,778
690,000	Senior Notes, 6.500% due 1/15/17	607,461
	CSC Holdings Inc., Senior Notes:
25,000	8.125% due 7/15/09	24,000
1,025,000	7.625% due 4/1/11	948,125
100,000	6.750% due 4/15/12	87,000
2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	1,004,527
1,840,000	EchoStar DBS Corp., Senior Notes, 7.750% due 5/31/15	1,504,200
1,225,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	176,094
	News America Inc.:
690,000	6.200% due 12/15/34	522,442
675,000	Notes, 5.300% due 12/15/14	589,851
80,000	Senior Notes, 6.650% due 11/15/37	63,540
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	198,875
410,000	Sun Media Corp., 7.625% due 2/15/13	346,450
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	2,039,759
780,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	468,000

	Total Media	17,501,688

Multiline Retail - 0.4%
985,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (f)	810,162
	Neiman Marcus Group Inc.:
280,000	7.125% due 6/1/28	163,800
1,225,000	Senior Notes, 9.000% due 10/15/15 (f)	845,250

	Total Multiline Retail	1,819,212

Specialty Retail - 0.1%
550,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	316,250
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (b)(d)(e)	0

	Total Specialty Retail	316,250

Textiles, Apparel & Luxury Goods - 0.0%
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	41,250

	TOTAL CONSUMER DISCRETIONARY	47,304,325

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.4%
	CVS Lease Pass-Through Trust:
352,337	5.880% due 1/10/28 (a)(e)	$271,621
1,487,495	6.036% due 12/10/28 (a)	1,179,902
	Kroger Co.:
60,000	6.400% due 8/15/17	52,289
90,000	Senior Notes, 6.150% due 1/15/20	74,027
220,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	211,508

	Total Food & Staples Retailing	1,789,347

Food Products - 0.2%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10	1,261,260
50,000	8.875% due 3/15/11	34,750

	Total Food Products	1,296,010

Tobacco - 0.1%
	Alliance One International Inc., Senior Notes:
100,000	8.500% due 5/15/12	77,500
285,000	11.000% due 5/15/12	242,250

	Total Tobacco	319,750

	TOTAL CONSUMER STAPLES	3,405,107

ENERGY - 10.7%
Energy Equipment & Services - 0.2%
1,035,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	708,975
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	111,750
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	280,500

	Total Energy Equipment & Services	1,101,225

Oil, Gas & Consumable Fuels - 10.5%
2,020,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	1,567,566
	Anadarko Petroleum Corp., Senior Notes:
1,860,000	3.219% due 9/15/09 (c)	1,757,378
540,000	5.950% due 9/15/16	451,087
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,178,550
1,965,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	1,493,400
	Compagnie Generale de Geophysique SA, Senior Notes:
515,000	7.500% due 5/15/15	347,625
310,000	7.750% due 5/15/17	209,250
4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	4,194,538
397,263	Corral Finans AB, Senior Secured Subordinated Bonds, 9.753% due 4/15/10 (a)(c)(f)	268,153
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (b)(d)(e)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	1,471,593
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	432,403
4,701,000	7.800% due 8/1/31	3,286,070
13,044,000	7.750% due 1/15/32	9,087,833
4,000,000	Notes, 7.875% due 6/15/12	3,571,580
2,415,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,855,213
670,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	498,116
1,305,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,063,575
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	179,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†		SECURITY	VALUE
Oil, Gas & Consumable Fuels - 10.5% (continued)
1,550,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)	$1,085,000
		Gazprom, Loan Participation Notes:
2,630,000		6.212% due 11/22/16 (a)	1,643,750
1,370,000		Senior Notes, 6.510% due 3/7/22 (a)	801,450
370,000		Hess Corp., Notes, 7.300% due 8/15/31	296,451
730,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	616,850
1,580,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	1,066,500
		Kerr-McGee Corp., Notes:
1,450,000		6.950% due 7/1/24	1,152,412
660,000		7.875% due 9/15/31	551,248
		Kinder Morgan Energy Partners LP:
20,000		Medium-Term Notes, 6.950% due 1/15/38	14,705
500,000		Notes, 6.750% due 3/15/11	482,347
		Senior Notes:
330,000		6.300% due 2/1/09	328,813
35,000		7.125% due 3/15/12	33,523
325,000		5.000% due 12/15/13	275,537
20,000		6.000% due 2/1/17	16,004
530,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	368,350
		OPTI Canada Inc., Senior Secured Notes:
640,000		7.875% due 12/15/14	387,200
620,000		8.250% due 12/15/14	372,000
215,000		Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	189,738
		Pemex Project Funding Master Trust:
540,000		6.625% due 6/15/35 (a)	404,995
1,086,000		Senior Bonds, 6.625% due 6/15/35	814,490
260,000		Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	219,123
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	395,250
470,000		Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (a)	310,200
1,725,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(d)	112,125
905,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	746,625
10,000		Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	7,386
400,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	266,000
650,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	464,750
		Williams Cos. Inc.:
		Notes:
2,000,000		7.125% due 9/1/11	1,801,106
2,725,000		7.875% due 9/1/21	2,252,302
262,000		8.750% due 3/15/32	213,993
50,000		Senior Notes, 7.625% due 7/15/19	41,320
40,000		XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	38,560

		Total Oil, Gas & Consumable Fuels	50,683,033

		TOTAL ENERGY	51,784,258

FINANCIALS - 17.9%
Capital Markets - 1.9%
4,030,000		Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	3,800,089
780,000		Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	743,354
		Credit Suisse/Nassau Credit Linked Notes Linked to OAO Gazprom:
39,630,000	RUB	6.790% due 10/29/09 (a)	1,371,480
13,210,000	RUB	7.000% due 10/27/11 (a)	390,110
350,000		Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	330,345
		Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000		4.500% due 7/26/10 (b)	135,000
270,000		5.625% due 1/24/13 (b)	36,450
520,000		Senior Notes, 6.200% due 9/26/14 (b)	70,200

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†		SECURITY	VALUE
Capital Markets - 1.9% (continued)
		Morgan Stanley:
		Medium-Term Notes:
410,000		5.625% due 1/9/12	$357,067
650,000		4.953% due 10/18/16 (c)	322,652
1,975,000		Subordinated Notes, 4.750% due 4/1/14	1,406,247
430,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (a)	368,962

		Total Capital Markets	9,331,956

Commercial Banks - 3.1%
		Glitnir Banki HF:
		Notes:
1,070,000		6.330% due 7/28/11 (a)(b)	37,450
780,000		6.375% due 9/25/12 (a)(b)	27,300
200,000		Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)(g)	3,000
2,270,000		Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	34,050
21,311,000	RUB	HSBC Bank PLC, (Credit Linked Notes Linked to OAO Gazprom) 7.000% due 11/1/11 (a)(c)	660,811
		HSBC Bank USA, Notes:
50,722		7.000% due 11/1/11 (a)(c)(e)	38,618
48,815		7.000% due 11/1/11 (a)(c)(e)	37,172
		ICICI Bank Ltd., Subordinated Bonds:
870,000		6.375% due 4/30/22 (a)(c)	505,395
1,082,000		6.375% due 4/30/22 (a)(c)	494,517
460,000		Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(b)	16,100
1,230,000		Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(c)(g)	590,999
2,060,000		Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)	1,225,700
220,000		Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(c)	200,321
2,280,000		Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(c)(g)	513,420
		TuranAlem Finance BV, Bonds:
3,710,000		8.250% due 1/22/37 (a)	1,502,550
550,000		8.250% due 1/22/37 (a)	177,375
5,280,000		Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	4,406,150
4,365,000		Wells Fargo & Co., Notes, 5.300% due 8/26/11	4,324,091
100,000		Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	65,566

		Total Commercial Banks	14,860,585

Consumer Finance - 4.8%
450,000		American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	163,045
		Ford Motor Credit Co.:
		Notes:
350,000		7.375% due 10/28/09	290,598
600,000		5.700% due 1/15/10	445,490
1,075,000		7.875% due 6/15/10	722,510
150,000		7.000% due 10/1/13	83,167
		Senior Notes:
400,000		5.800% due 1/12/09	370,887
3,137,000		8.069% due 6/15/11 (c)	2,052,696
700,000		9.875% due 8/10/11	441,349
240,000		7.569% due 1/13/12 (c)	145,326
210,000		12.000% due 5/15/15	133,496
12,990,000		8.000% due 12/15/16	7,122,885
		General Motors Acceptance Corp.:
24,180,000		Bonds, 8.000% due 11/1/31	10,978,929
200,000		Senior Notes, 5.850% due 1/14/09	185,854

		Total Consumer Finance	23,136,232

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Diversified Financial Services - 7.1%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	$777,024
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	609,003
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	395,675
	Citigroup Inc.:
1,820,000	Notes, 6.875% due 3/5/38	1,512,942
300,000	Senior Notes, 5.875% due 5/29/37	220,028
80,000	Subordinated Notes, 6.125% due 8/25/36	54,083
19,503,000	Dow Jones CDX HY, 7.625% due 6/29/12 (a)	16,918,852
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (a)	2,572,826
209,934	Emeralds, Notes, 3.009% due 8/4/20 (a)(c)(d)(e)	209,934
870,000	General Electric Capital Corp., Medium-Term Notes, 4.125% due 9/1/09	858,163
	JPMorgan Chase & Co.:
1,360,000	5.150% due 10/1/15	1,185,724
	Subordinated Notes:
700,000	6.625% due 3/15/12	686,452
5,160,000	5.125% due 9/15/14	4,598,370
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (c)(g)	623,862
3,400,000	Residential Capital LLC, Junior Secured Notes, 9.625% due 5/15/15 (a)	867,000
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	289,575
	TNK-BP Finance SA:
100,000	7.500% due 7/18/16 (a)	42,500
1,710,000	Bonds, 7.500% due 7/18/16 (a)	760,950
270,000	Senior Notes, 6.625% due 3/20/17 (a)	114,750
100,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	79,000
960,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	801,600

	Total Diversified Financial Services	34,178,313

Insurance - 0.0%
260,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	94,466

Real Estate Investment Trusts (REITs) - 0.2%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	28,200
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	138,250
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	193,875
865,000	6.750% due 4/1/17	713,625

	Total Real Estate Investment Trusts (REITs)	1,073,950

Real Estate Management & Development - 0.1%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15 (b)	66,625
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	475,875

	Total Real Estate Management & Development	542,500

Thrifts & Mortgage Finance - 0.7%
	Countrywide Financial Corp.:
670,000	6.250% due 5/15/16	593,014
90,000	Medium-Term Notes, 4.348% due 1/5/09 (c)	87,288
3,920,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27 (e)	2,940,000

	Total Thrifts & Mortgage Finance	3,620,302

	TOTAL FINANCIALS	86,838,304

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
HEALTH CARE - 3.0%
Health Care Equipment & Supplies - 0.1%
390,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	$259,350

Health Care Providers & Services - 2.9%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	117,950
	DaVita Inc.:
5,000	Senior Notes, 6.625% due 3/15/13	4,412
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,470,600
	HCA Inc.:
60,000	Notes, 7.500% due 11/6/33	34,500
219,000	Senior Notes, 5.750% due 3/15/14	130,305
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14	940,125
1,070,000	9.250% due 11/15/16	912,175
6,402,000	9.625% due 11/15/16 (f)	5,169,615
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,768,875
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	2,702,720
	Universal Hospital Services Inc., Senior Secured Notes:
180,000	6.303% due 6/1/15 (c)	123,300
135,000	8.500% due 6/1/15 (f)	108,675
864,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12 (c)(f)	609,120

	Total Health Care Providers & Services	14,092,372

Pharmaceuticals - 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(d)	75,075

	TOTAL HEALTH CARE	14,426,797

INDUSTRIALS - 5.5%
Aerospace & Defense - 0.7%
	DRS Technologies Inc., Senior Subordinated Notes:
1,455,000	6.625% due 2/1/16	1,447,725
100,000	7.625% due 2/1/18	99,500
1,135,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (f)	663,975
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (b)(d)(e)(f)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	1,250,850

	Total Aerospace & Defense	3,462,050

Airlines - 0.2%
216,079	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11 (e)	172,863
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	981,500

	Total Airlines	1,154,363

Building Products - 0.9%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,302,225
3,270,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (a)	2,408,247
725,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	264,625
900,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.093% due 3/1/14	274,500

	Total Building Products	4,249,597

Commercial Services & Supplies - 1.2%
999,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	874,125
75,000	Corrections Corp. of America, Senior Subordinated Notes, 6.250% due 3/15/13	65,063
1,165,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	996,075
490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	480,200

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Commercial Services & Supplies - 1.2% (continued)
845,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	$511,225
850,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (a)	658,750
2,290,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	2,087,289

	Total Commercial Services & Supplies	5,672,727

Electrical Equipment - 0.0%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	22,200

Industrial Conglomerates - 1.5%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (b)(d)(e)	0
	Sequa Corp., Senior Notes:
240,000	11.750% due 12/1/15 (a)	150,000
248,100	13.500% due 12/1/15 (a)(f)	142,658
	Tyco International Group SA:
	Notes:
745,000	6.125% due 11/1/08	745,000
40,000	6.125% due 1/15/09	39,923
360,000	Senior Notes, 6.375% due 10/15/11	331,803
7,730,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	5,794,833

	Total Industrial Conglomerates	7,204,217

Road & Rail - 0.6%
3,185,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,982,663
960,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	816,000
220,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	212,300

	Total Road & Rail	3,010,963

Trading Companies & Distributors - 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	384,175
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	489,525
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	785,350

	Total Trading Companies & Distributors	1,659,050

Transportation Infrastructure - 0.1%
	Swift Transportation Co., Senior Secured Notes:
50,000	10.554% due 5/15/15 (a)(c)	10,250
1,025,000	12.500% due 5/15/17 (a)	235,750

	Total Transportation Infrastructure	246,000

	TOTAL INDUSTRIALS	26,681,167

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.1%
	NXP BV/NXP Funding LLC:
500,000	Senior Notes, 9.500% due 10/15/15	170,000
690,000	Senior Secured Notes, 7.875% due 10/15/14	345,000

	Total Electronic Equipment, Instruments & Components	515,000

IT Services - 0.3%
360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (a)(f)	225,000
490,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	494,316
1,370,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	965,850

	Total IT Services	1,685,166

Semiconductors & Semiconductor Equipment - 0.0%
60,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	27,000

Software - 0.1%
510,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	313,650

	TOTAL INFORMATION TECHNOLOGY	2,540,816

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
MATERIALS - 2.5%
Chemicals - 0.5%
	Georgia Gulf Corp., Senior Notes:
70,000	9.500% due 10/15/14	$29,750
1,070,000	10.750% due 10/15/16	283,550
110,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	98,450
1,525,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,456,375
610,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	176,900
245,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	177,625

	Total Chemicals	2,222,650

Containers & Packaging - 0.2%
420,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	266,700
755,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	520,950
610,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	439,200
750,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (b)(d)(e)	0

	Total Containers & Packaging	1,226,850

Metals & Mining - 0.8%
970,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (a)	421,950
1,570,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,106,850
570,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14 (c)	216,600
581,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	392,175
410,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	239,850
	Vale Overseas Ltd., Notes:
60,000	8.250% due 1/17/34	50,983
2,370,000	6.875% due 11/21/36	1,714,662

	Total Metals & Mining	4,143,070

Paper & Forest Products - 1.0%
1,360,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)	1,081,200
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	907,500
1,375,000	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12 (c)	969,375
2,070,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	1,782,829

	Total Paper & Forest Products	4,740,904

	TOTAL MATERIALS	12,333,474

TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 2.9%
600,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	510,671
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	39,550
696,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	351,480
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,188,812
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (b)(d)(e)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (1)	11,100
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,720,000
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,040,587
855,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	491,625
740,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	625,300
166,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	114,955
	Qwest Corp.:
895,000	Notes, 6.069% due 6/15/13 (c)	653,350
1,190,000	Senior Notes, 7.500% due 10/1/14	922,250
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,184,756
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	865,073

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Diversified Telecommunication Services - 2.9% (continued)
1,230,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (a)	$738,595
1,185,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	788,025
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	69,750
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,558,000

	Total Diversified Telecommunication Services	13,873,879

Wireless Telecommunication Services - 1.5%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	23,500
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	242,875
	Nextel Communications Inc., Senior Notes:
220,000	6.875% due 10/31/13	125,473
1,750,000	7.375% due 8/1/15	963,004
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	337,500
	Sprint Capital Corp.:
80,000	Notes, 8.750% due 3/15/32	52,497
	Senior Notes:
2,875,000	8.375% due 3/15/12	2,315,956
4,425,000	6.875% due 11/15/28	2,593,833
1,590,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (a)	564,450

	Total Wireless Telecommunication Services	7,219,088

	TOTAL TELECOMMUNICATION SERVICES	21,092,967

UTILITIES - 9.5%
Electric Utilities - 1.6%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	971,069
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,003,955
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	226,229
3,235,000	7.375% due 11/15/31	2,515,083
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,852,700
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,162,622

	Total Electric Utilities	7,731,658

Gas Utilities - 0.2%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,181,875

Independent Power Producers & Energy Traders - 7.2%
	AES Corp., Senior Notes:
2,080,000	9.375% due 9/15/10	1,820,000
18,587,000	7.750% due 3/1/14	15,148,405
590,000	7.750% due 10/15/15	465,363
4,790,000	8.000% due 10/15/17	3,712,250
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	16,125
1,280,000	Senior Notes, 7.750% due 6/1/19	864,000
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16	767,125
1,480,000	7.200% due 5/15/19	1,117,400
355,000	7.625% due 5/15/27	232,525
9,310,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (a)(f)	5,865,300
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	966,625
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	548,437
2,970,000	7.375% due 2/1/16	2,569,050
1,730,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	945,064

	Total Independent Power Producers & Energy Traders	35,037,669

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Multi-Utilities - 0.5%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	$2,215,997

	TOTAL UTILITIES	46,167,199

	TOTAL CORPORATE BONDS & NOTES (Cost - $462,755,897)	312,574,414

ASSET-BACKED SECURITIES - 3.0%
FINANCIALS - 3.0%
Diversified Financial Services - 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (b)(d)(e)	0

Home Equity - 2.4%
	ACE Securities Corp.:
2,218,972	3.389% due 2/25/31 (c)	1,834,704
758,366	3.429% due 1/25/36 (c)	153,668
966,491	Amortizing Residential Collateral Trust, 5.059% due 8/25/32 (c)	296,467
714,149	Asset-Backed Securities Corp., Home Loan Equity Trust, 7.410% due 4/15/33 (c)	443,652
1,410,547	Countrywide Asset-Backed Certificates, 4.509% due 6/25/34 (c)	629,289
25,911	Countrywide Home Equity Loan Trust, 4.910% due 11/15/28 (c)	17,829
959,053	First Horizon ABS Trust, 3.419% due 10/25/34 (c)	469,115
210,285	Green Tree Financial Corp., 7.070% due 1/15/29	209,871
2,690,000	GSAA Home Equity Trust, 3.529% due 7/25/37 (c)	830,422
	GSAMP Trust:
334,529	3.359% due 1/25/36 (c)	79,104
1,395,605	3.349% due 5/25/36 (c)	581,602
774,243	GSRPM Mortgage Loan Trust, 3.559% due 3/25/35 (a)(c)(e)	572,940
675,715	Indymac Home Equity Loan Asset-Backed Trust, 3.429% due 4/25/36 (c)	170,737
4,159,196	Indymac Seconds Asset Backed Trust, 3.389% due 6/25/36 (c)	1,144,867
83,768	Provident Bank Home Equity Loan Trust, 4.039% due 1/25/31 (c)	53,414
3,267,123	RAAC Series, 3.509% due 2/25/37 (a)(c)	2,484,307
	SACO I Trust:
608,720	3.429% due 3/25/36 (c)	184,371
3,847,784	3.389% due 6/25/36 (c)	788,024
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33 (a)(d)	12
208,430	5.500% due 3/27/34 (a)(d)	23
3,155,269	Structured Asset Securities Corp., 3.369% due 2/25/36 (a)(c)	431,965

	Total Home Equity	11,376,383

Manufactured Housing - 0.1%
457,640	Mid-State Trust, 7.340% due 7/1/35	434,347

Other - 0.0%
8,800,529	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35 (a)(c)(d)(e)	0

Student Loan - 0.5%
2,593,976	SLM Student Loan Trust, 3.525% due 7/25/17 (c)	2,585,158

	TOTAL ASSET-BACKED SECURITIES (Cost - $46,048,331)	14,395,888

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	1,231,090
375,938	Banc of America Mortgage Securities, 4.707% due 4/25/35 (c)	345,654
2,264,613	Bear Stearns ARM Trust, 5.785% due 2/25/36 (c)	1,385,174
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (c)	641,045
4,905,543	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (a)	4,704,073
	Countrywide Alternative Loan Trust:
824,858	3.589% due 11/20/35 (c)	459,471

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0% (continued)
770,634	5.442% due 12/25/35 (c)	$496,349
1,675,096	3.529% due 1/25/36 (c)	1,026,484
712,406	3.559% due 1/25/36 (c)	433,059
976,508	3.469% due 7/25/46 (c)	450,170
2,050,000	Deutsche Mortgage Securities Inc., 5.093% due 6/26/35 (a)(c)	1,776,536
	Downey Savings & Loan Association Mortgage Loan Trust:
556,329	4.488% due 3/19/45 (c)	333,150
800,443	3.585% due 3/19/46 (c)	440,244
800,443	3.585% due 3/19/47 (c)	225,250
85,343	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21 (d)(h)	2,352
3,054	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19 (h)	3,152
15,143,464	First Union National Bank Commercial Mortgage, IO, 0.561% due 5/17/32 (c)(d)	185,978
385,044	GMAC Mortgage Corporation Loan Trust, 5.067% due 9/19/35 (c)	353,055
7,943,447	Greenpoint Mortgage Funding Trust, 3.389% due 4/25/47 (c)	5,220,072
529,943	GSR Mortgage Loan Trust, 5.292% due 10/25/35 (c)	397,257
630,963	Harborview Mortgage Loan Trust, 4.628% due 1/19/35 (c)	408,995
576,618	Impac CMB Trust, 3.579% due 8/25/35 (c)	321,763
	Indymac Index Mortgage Loan Trust:
542,069	6.053% due 3/25/35 (c)	303,559
919,084	3.469% due 5/25/46 (c)	505,470
5,439,515	3.459% due 6/25/47 (c)	3,024,173
807,950	JP Morgan Mortgage Trust, 4.965% due 8/25/35 (c)	734,135
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (c)	939,134
705,130	Lehman XS Trust, 3.539% due 12/25/35 (c)	388,419
4,486,177	Luminent Mortgage Trust, 3.449% due 5/25/46 (c)	2,537,884
	MASTR ARM Trust:
1,974,529	5.653% due 11/25/35 (a)(c)	1,293,266
463,801	4.845% due 1/25/36 (c)	399,216
3,565,586	3.469% due 4/25/46 (c)	1,876,004
2,291,623	Merit Securities Corp., 4.740% due 9/28/32 (a)(c)	1,605,912
86,201	Merrill Lynch Mortgage Investors Inc., 4.539% due 12/25/34 (c)	68,759
2,740,000	Merrill Lynch Mortgage Trust, 5.658% due 5/12/39 (c)	2,178,962
4,406,978	Morgan Stanley Mortgage Loan Trust, 5.495% due 6/25/36 (c)(e)	4,272,521
4,273,229	Novastar Mortgage-Backed Notes, 3.449% due 9/25/46 (c)	2,378,570
	Residential Accredit Loans Inc.:
1,988,240	5.953% due 1/25/36 (c)	1,437,271
2,208,137	3.619% due 1/25/37 (c)	1,203,789
	Structured Asset Mortgage Investments Inc.:
331,096	6.045% due 8/25/35 (c)	213,896
605,040	3.469% due 5/25/36 (c)	351,301
4,947,754	3.449% due 7/25/46 (c)	2,587,181
776,824	Thornburg Mortgage Securities Trust, 3.489% due 12/25/45 (c)	774,932
	Washington Mutual Inc.:
773,235	4.919% due 8/25/35 (c)	696,995
366,229	4.834% due 10/25/35 (c)	311,099
838,609	5.050% due 12/25/35 (c)	662,095
4,387,476	3.529% due 12/25/45 (c)	2,538,348
1,363,905	3.549% due 12/25/45 (c)	816,870
405,461	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (c)	373,558

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†		SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0% (continued)
2,945,904		Zuni Mortgage Loan Trust, 3.389% due 8/25/36 (c)	$2,822,063

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $83,198,851)	58,135,755

MORTGAGE-BACKED SECURITIES - 23.3%
FHLMC - 5.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
438,121		5.359% due 2/1/36 (c)(h)	441,875
		Gold:
393		6.000% due 10/1/10 (h)	396
60,469		7.000% due 7/1/11-8/1/30 (h)	62,200
541,186		6.500% due 9/1/31-12/1/31 (h)	553,142
467,155		5.500% due 11/1/35 (h)	456,201
28,800,000		5.000% due 11/13/38 (h)(i)	27,256,493

		Total FHLMC	28,770,307

FNMA - 14.6%
		Federal National Mortgage Association (FNMA):
1,626,400		6.500% due 4/1/15-5/1/31 (h)	1,666,242
4,308,395		5.500% due 10/1/16-8/1/37 (h)	4,272,668
31,950,000		5.000% due 11/18/23-11/13/38 (h)(i)	30,282,797
15,800,000		5.500% due 11/18/23-11/13/38 (h)(i)	15,693,090
500,000		6.000% due 11/18/23 (h)(i)	503,516
1,462,010		7.000% due 8/1/29-5/1/32 (h)	1,514,566
2,369,230		7.500% due 9/1/29-3/1/32 (h)	2,500,131
3,632		8.000% due 2/1/31 (h)	3,840
9,963,986		6.000% due 4/1/32-11/1/37 (h)	9,999,013
4,240,085		5.000% due 6/1/35 (h)	4,024,061

		Total FNMA	70,459,924

GNMA - 2.8%
		Government National Mortgage Association (GNMA):
5,823,556		6.500% due 5/15/28-8/15/34	5,910,318
1,951,795		7.000% due 3/15/29-3/15/32	1,998,173
695,708		7.500% due 1/15/30-9/15/31	733,391
5,100,000		5.000% due 11/19/38 (i)	4,866,517

		Total GNMA	13,508,399

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $115,215,920)	112,738,630

SOVEREIGN BONDS - 4.5%
Brazil - 1.1%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	438
12,699,000	BRL	10.000% due 7/1/10	5,419,931

		Total Brazil	5,420,369

Indonesia - 0.3%
26,474,000,000	IDR	Republic of Indonesia, 11.000% due 9/15/25	1,538,557

Italy - 1.1%
4,750,000		Region of Lombardy, 5.804% due 10/25/32	5,299,869

Mexico - 0.6%
		United Mexican States:
53,000		10.375% due 2/17/09	53,795
		Medium-Term Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†	SECURITY	VALUE
Mexico - 0.6% (continued)
380,000	5.625% due 1/15/17	$340,100
2,810,000	6.750% due 9/27/34	2,346,350

	Total Mexico	2,740,245

Russia - 1.2%
	Russian Federation:
365,000	11.000% due 7/24/18 (a)	457,163
6,358,240	7.500% due 3/31/30 (a)	5,567,421

	Total Russia	6,024,584

Supranational - 0.2%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	839,490

	TOTAL SOVEREIGN BONDS (Cost - $25,949,388)	21,863,114

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.4%
U.S. Government Agencies - 0.4%
420,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	407,478
220,000	Federal Home Loan Mortgage Corp. (FHLMC), 5.450% due 7/9/10 (h)	221,234
	Federal National Mortgage Association (FNMA):
340,000	6.250% due 2/1/11 (h)	352,774
630,000	5.550% due 2/16/17 (h)	633,161
270,000	Subordinated Notes, 5.250% due 8/1/12 (h)	270,100
30,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	30,810

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,915,970)	1,915,557

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.0%
276	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29 (Cost - $345)	295

SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
1,533,221	Home Interiors & Gifts Inc. (d)(e)*	2
2,998	Mattress Discounters Corp. (d)(e)*	0
2,694	Mattress Holding Corp. (d)(e)*	0

	TOTAL CONSUMER DISCRETIONARY	2

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
24,971	Aurora Foods Inc. (d)(e)*	0

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
2,433	Axiohm Transaction Solutions Inc. (d)(e)*	0

MATERIALS - 0.0%
Chemicals - 0.0%
1	Pliant Corp. (d)(e)*	0

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
3,736	McLeodUSA Inc., Class A Shares (d)(e)*	0
19,250	Pagemart Wireless (d)(e)*	192

	TOTAL TELECOMMUNICATION SERVICES	192

	TOTAL COMMON STOCKS (Cost - $801,704)	194

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

SHARES		SECURITY	VALUE
PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
1		ION Media Networks Inc., Series B *	$390

FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
841		TCR Holdings Corp., Class B Shares (d)(e)*	0
462		TCR Holdings Corp., Class C Shares (d)(e)*	0
1,218		TCR Holdings Corp., Class D Shares (d)(e)*	0
2,521		TCR Holdings Corp., Class E Shares (d)(e)*	0

		Total Diversified Financial Services	0

Thrifts & Mortgage Finance - 0.1%
92,225		Federal Home Loan Mortgage Corp. (FHLMC) (h)*	142,949
62,800		Federal National Mortgage Association (FNMA) (h)*	131,880
3,200		Federal National Mortgage Association (FNMA) (h)*	8,000

		Total Thrifts & Mortgage Finance	282,829

		TOTAL FINANCIALS	282,829

UTILITIES - 0.0%
Electric Utilities - 0.0%
5,200		AES Trust III	186,160

		TOTAL PREFERRED STOCKS (Cost - $4,316,035)	469,379

CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
139,850		General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (Cost - $3,376,830)	888,047

ESCROWED SHARES - 0.0%
375,000		Pillowtex Corp., 9.000% (d)(e)* (Cost - $0)	0

NOTIONAL PAR
PURCHASED OPTION - 0.1%
14,000,000		Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.55%, expires 12/22/08 (e) (Cost - $195,600)	414,257

WARRANTS
WARRANTS - 0.0%
2,095		Cybernet Internet Services International Inc., Expires 7/1/09 (a)(d)(e)*	0
1,780		GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(d)(e)*	0
1,000		IWO Holdings Inc., Expires 1/15/11 (a)(d)(e)*	0
250		Jazztel PLC, Expires 7/15/10 (d)(e)*	0
200		Leap Wireless International Inc., Expires 4/15/10 (a)(d)(e)*	0
1,865		Merrill Corp., Class B Shares, Expires 5/1/09 (a)(d)(e)*	0
2,521		Pillowtex Corp., Expires 11/24/09 (d)(e)*	0

		TOTAL WARRANTS (Cost - $341,522)	0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $744,116,393)	523,395,530

FACE AMOUNT†
SHORT-TERM INVESTMENTS - 5.4%
Sovereign Bonds - 1.0%
		Bank Negara Malaysia Islamic Notes:
50,000	MYR	Zero coupon bond to yield 3.316% due 11/27/08	14,050

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT†		SECURITY	VALUE
Sovereign Bonds - 1.0% (continued)
142,000	MYR	Zero coupon bond to yield 3.430% due 11/27/08	$39,898
		Bank Negara Malaysia Monetary Notes:
4,627,000	MYR	Zero coupon bond to yield 3.445% due 11/13/08	1,301,788
5,037,000	MYR	Zero coupon bond to yield 3.486% due 11/25/08	1,415,507
291,000	MYR	Zero coupon bond to yield 3.458% due 12/30/08	81,510
200,000	MYR	Zero coupon bond to yield 3.815% due 2/17/09	55,710
9,700,000	EGP	Egypt Treasury Bills, zero coupon bond to yield 4.247% due 11/11/08	1,737,474

		Total Sovereign Bonds (Cost - $4,776,154)	4,645,937

U.S. Government Agencies - 1.4%
		Federal National Mortgage Association (FNMA), Discount Notes:
6,518,000		1.825% - 2.716% due 12/15/08 (h)(j)(k)	6,502,693
300,000		1.454% due 12/26/08 (h)(j)(k)	299,360

		Total U.S. Government Agencies (Cost - $6,802,053)	6,802,053

Repurchase Agreement - 3.0%
14,681,000		Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity - $14,681,184; (Fully collateralized by U.S. government agency obligation, 4.830% due 4/14/15; Market value - $15,051,045) (Cost - $14,681,000)	14,681,000

		TOTAL SHORT-TERM INVESTMENTS (Cost - $26,259,207)	26,128,990

		TOTAL INVESTMENTS - 113.5% (Cost - $770,375,600#)	549,524,520
		Liabilities in Excess of Other Assets - (13.5)%	(65,184,421)

		TOTAL NET ASSETS - 100.0%	$484,340,099

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is currently in default.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

(d)	Illiquid security.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Subsequent to the reporting period, this security went into default.

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
38	Eurodollar Futures, Call	3/16/09	$97.75	$34,437
53	Eurodollar Futures, Call	3/16/09	97.50	76,850
25	Eurodollar 1-Year Midcurve Futures, Call	12/12/08	96.50	47,031
39	U.S. Treasury 5-Year Notes Futures, Put	11/21/08	112.00	12,188
35	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	118.00	5,469
35	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	120.00	1,641

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

Schedule of Written Options (continued)

Contracts	Security	Expiration Date	Strike Price	Value
70	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	$119.00	$12,031
45	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	115.50	20,391
63	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	117.00	20,672
585	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	117.50	109,687
62	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	108.00	4,844
35	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	111.00	7,109
70	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	112.00	33,906
35	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	113.00	35,547
53	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	114.00	92,750
69	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	115.00	118,594
39	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	116.50	143,203

Notional Par			Strike Rate
$ 19,200,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put ‡	12/22/08	2.05%	330,565
8,800,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put ‡	12/22/08	2.05	151,509

	Total Written Options (Premiums Received - $1,189,863)			$1,258,424

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
EGP	— Egyptian Pound
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
IDR	— Indonesian Rupiah
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
MYR	— Malaysian Ringgit
RUB	— Russian Ruble

‡	Security is valued in good faith at fair value by or under direction of the Board of Trustees (See Note 2).

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Diversified Strategic Income Fund (the “Fund”) is a separate diversified investment fund of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

On November 3, 2008, the Fund was renamed Legg Mason Partners Strategic Income Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in market value of portfolio securities, as a substitute for buying and selling securities, as a cash flow management technique or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Notes to Schedule of Investments (unaudited) (continued)

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of

Notes to Schedule of Investments (unaudited) (continued)

governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(k) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

Notes to Schedule of Investments (unaudited) (continued)

(n) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counted market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	October 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$549,524,520	$1,357,036	$539,727,411	$8,440,073
Other Financial Instruments*	2,619,146	4,672,437	(2,053,291)	—

Total	$552,143,666	$6,029,473	$537,674,120	$8,440,073

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of July 31, 2008	$9,891,305
Accrued Premiums/Discounts	211,545
Realized Gain (Loss)	(109,998)
Change in unrealized appreciation (depreciation)	(369,092)
Net purchases (sales)	(7,886,092)
Transfers in and/or out of Level 3	6,702,405

Balance as of October 31, 2008	$8,440,073

Notes to Schedule of Investments (unaudited) (continued)

3. Investments

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,163,212
Gross unrealized depreciation	(222,014,292)

Net unrealized depreciation	$(220,851,080)

At October 31, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	407	3/09	$98,490,347	$99,491,150	$1,000,803
90-Day Eurodollar	199	6/09	48,446,315	48,546,050	99,735
90-Day Eurodollar	77	9/09	18,681,222	18,746,613	65,391
90-Day British Pound	52	3/09	9,871,376	10,152,346	280,970
Euro-Bund	215	12/08	31,519,460	31,716,984	197,524
U.S. Treasury 5-Year Notes	744	12/08	83,170,499	84,263,813	1,093,314
U.S. Treasury 10-Year Notes	300	12/08	34,236,256	33,923,437	(312,819)
U.S. Treasury 30-Year Bonds	27	12/08	3,166,096	3,054,375	(111,721)

					2,313,197

Contracts to Sell:
Australian Dollar	29	12/08	2,302,745	1,930,240	$372,505
British Pound	182	12/08	19,833,678	18,320,575	1,513,103
Euro	17	12/08	2,966,434	2,707,463	258,971
U.S. Treasury 2-Year Notes	1	12/08	212,057	214,828	(2,771)

					2,141,808

Net Unrealized Gain on Open Futures Contracts					$4,455,005

At October 31, 2008, the Fund had the following open forward foreign currency contracts:

	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	1,240,000	$1,577,835	11/5/08	$(108,292)
Euro	1,240,000	1,574,377	2/3/09	(71,450)
Russian Ruble	32,586,840	1,156,898	12/8/08	(109,102)
Russian Ruble	25,317,132	898,809	12/8/08	(85,107)
Russian Ruble	11,241,420	397,829	12/11/08	(39,692)
Russian Ruble	13,773,480	487,437	12/11/08	(44,563)

				(458,206)

Contracts to Sell:
Euro	1,240,000	1,577,835	11/5/08	71,365
Euro	489,520	622,128	12/8/08	72,354
Euro	376,086	477,966	12/8/08	56,001
Euro	309,000	392,694	12/11/08	44,827

				244,547

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(213,659)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2008, the Fund held TBA securities with a total cost of $81,251,369.

During the period ended October 31, 2008, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding July 31, 2008	1,391	$913,304
Options written	28,001,216	1,101,397
Options closed	(251)	(147,120)
Options expired	(1,005)	(677,718)

Written options, outstanding October 31, 2008	28,001,351	$1,189,863

At October 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT †		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	2,200,000	EUR	5/12/10	6-Month Euribor	4.441%	$38,043
Barclay’s Capital Inc.	3,956,000		5/31/12	3-Month LIBOR	4.400%	128,622
Barclay’s Capital Inc.	13,500,000		3/19/18	3-Month LIBOR	5.000%	764,033
Barclay’s Capital Inc.	19,400,000		9/27/12	3-Month LIBOR	4.520%	89,249
Barclay’s Capital Inc.	4,610,000		9/27/20	4.910%	3-Month LIBOR	14,380

						1,034,327

Credit Default Swaps:
Barclay’s Capital Inc.(CDX North America Crossover Index)	1,800,000		6/20/12	(a)	0.750% quarterly	$(135,194)
Barclay’s Capital Inc.(CDX North America Crossover Index)	1,450,005		12/20/12	(a)	1.400% quarterly	(151,317)
Barclay’s Capital Inc.(CDX North America Crossover Index)	1,933,340		12/20/12	(a)	1.400% quarterly	(146,607)
Barclay’s Capital Inc.(CDX North America Crossover Index)	2,513,342		12/20/12	(a)	1.400% quarterly	(152,335)
Barclay’s Capital Inc.(CDX North America Crossover Index)	23,200,080		12/20/12	(a)	1.400 % quarterly	(1,962,380)
Barclay’s Capital Inc.(CDX North America Crossover Index)	96,667		6/20/13	3.500% quarterly	(b)	9,764
Barclay’s Capital Inc.(Juneau Investments LLC, 5.900% due 2/22/21)	120,000		12/20/12	3.600% quarterly	(b)	34,659
Barclay’s Capital Inc.(Juneau Investments LLC, 5.900% due 2/22/21)	190,000		12/20/12	3.600% quarterly	(b)	54,877
Barclay’s Capital Inc.(MBIA Insurance Corp., 5.376% due 10/6/10)	150,000		12/20/12	(a)	3.050% quarterly	(49,535)
Barclay’s Capital Inc.(MBIA Insurance Corp., 5.376% due 10/6/10)	220,000		12/20/12	(a)	3.100% quarterly	(72,382)
Credit Suisse First Boston Inc.(ABX.HE.AAA.06-1 Index)*	580,367		7/25/45	(a)	0.180% monthly	(28,276)
Credit Suisse First Boston Inc.(CDX North America Crossover Index)	96,667		6/20/13	3.500% quarterly	(b)	10,760

						(2,587,966)

Net unrealized depreciation on open swap contracts						$(1,553,639)

Notes to Schedule of Investments (unaudited) (continued)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

(b)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

4. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	December 29, 2008